UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-02661

Name of Fund: BlackRock Pacific Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Pacific Fund, Inc.,

                55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1 – Report to Stockholders

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock Pacific Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014

Investment Objective

BlackRock Pacific Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2014, the Fund underperformed its benchmark, the MSCI All Country Asia Pacific Index.

What factors influenced performance?

•

The largest overall detractor from performance was the Fund’s position in Ezion Holdings Ltd. The company, a Singapore-listed operator of liftboats that service oil & gas platforms, saw its shares fall on concerns regarding its ability to renew contracts as a result of the weaker oil price environment. In Japan, the Fund’s holdings of financials stocks were significant detractors from performance, with Sumitomo Mitsui Financial Group, Inc. and Mitsubishi Estate Co. Ltd. having a particularly negative impact.

•

Conversely, holdings in the Philippines and India generated the largest contributions to performance at the country level. UPL Ltd., an Indian fertilizer company with a global pesticides business, was the largest individual contributor. UPL recorded most of its gains in the second quarter after the company reported earnings well above estimates, driven by higher margins. In the Philippines, a position in property/leisure conglomerate Megaworld Corp. had a positive impact on returns. Australia-based Lend Lease Group outperformed on continued strength in its business momentum based on healthy residential pre-sales and a rising construction backlog.

•	In addition, the Fund used derivatives to a limited extent during the period to manage volatility and as a means of gaining equity exposure in certain markets.

Describe recent portfolio activity.

•

During the 12-month period, the Fund added to positions in domestic cyclical stocks in India, given the potential for Modi’s election victory to kick-start much-needed domestic infrastructure investment. The Fund also increased its weighting in Taiwan, mainly in the technology sector, based on a positive outlook for the semiconductor industry driven by increased demand for smartphones and new product launches by Apple. In the third quarter of 2014, the Fund added exposure to Chinese financial companies, mainly insurance and brokerages, on the view that China’s domestic A-share equities will outperform.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country Asia Pacific Index, the Fund was overweight in China, Japan, India and South Korea, and underweight in Australia, Hong Kong and Singapore. As Asian markets have now moved beyond many of the political and policy issues that were overhanging them, greater differentiation at the individual company level is expected, leading to a favorable environment for stock selection. Entering 2015, China and South Korea appeared attractively valued and are likely to continue to be areas of preference for the Fund, as is the case for India, which looks to be a unique opportunity. Within Japan, the Fund’s focus will be on companies positioned to show earnings improvements, as well as strong business models and capable management.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Toyota Motor Corp.	4%
Sumitomo Mitsui Financial Group, Inc.	3
SK Hynix, Inc.	3
China Life Insurance Co. Ltd., Class H	3
Samsung Electronics Co. Ltd.	2
Ping An Insurance Group Co. of China Ltd., Class H.	2
Honda Motor Co. Ltd.	2
Advanced Semiconductor Engineering, Inc.	2
AIA Group Ltd.	2
Hitachi Ltd.	2

Geographic Allocation	Percent of Long-Term Investments

Japan	43%
China	15
South Korea	11
Australia	10
Taiwan	7
India	7
Hong Kong	4
Philippines	2
Indonesia	1

4	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. Many of the companies in which the Fund invests are located in markets generally considered to be emerging markets.

[3]	This index is a free float-adjusted, market-capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Performance Summary for the Period Ended December 31, 2014

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(3.80)%	(1.68)%	N/A	6.39%	N/A	6.60%	N/A
Investor A	(3.94)	(1.95)	(7.10)%	6.13	4.99%	6.34	5.77%
Investor B	(4.36)	(2.83)	(6.82)	5.22	4.95	5.65	5.65
Investor C	(4.25)	(2.61)	(3.48)	5.32	5.32	5.53	5.53
Class R	(4.14)	(2.39)	N/A	5.58	N/A	5.84	N/A
MSCI All Country Asia Pacific Index	(4.25)	0.00	N/A	5.37	N/A	5.49	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$962.00	$4.50	$1,000.00	$1,020.62	$4.63	0.91%
Investor A	$1,000.00	$960.60	$5.63	$1,000.00	$1,019.46	$5.80	1.14%
Investor B	$1,000.00	$956.40	$10.06	$1,000.00	$1,014.92	$10.36	2.04%
Investor C	$1,000.00	$957.50	$9.47	$1,000.00	$1,015.53	$9.75	1.92%
Class R	$1,000.00	$958.60	$7.70	$1,000.00	$1,017.34	$7.93	1.56%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity and/or foreign currency exchange rate risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower dividends paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	7

Schedule of Investments December 31, 2014	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 9.7%
Australia & New Zealand Banking Group Ltd.	175,811	$4,574,592
BHP Billiton PLC	102,172	2,189,683
Commonwealth Bank of Australia	72,548	5,040,543
Cover-More Group Ltd.	661,247	1,018,660
Japara Healthcare Ltd. (a)	506,879	848,723
Lend Lease Group	351,576	4,682,594
Origin Energy Ltd.	179,096	1,694,507
QBE Insurance Group Ltd.	332,840	3,022,315
Spotless Group Holdings Ltd. (a)	1,333,742	2,066,010
Suncorp Group Ltd.	319,313	3,647,762

		28,785,389
China — 14.6%
Agricultural Bank of China Ltd., Class H	7,128,000	3,585,138
Angang Steel Co., Ltd.	2,280,000	1,928,173
Byd Co. Ltd., Class H	132,000	509,062
CGN Power Co., Ltd., Class H (a)(b)	2,906,000	1,262,883
China Construction Bank Corp., Class H	4,773,000	3,898,503
China Life Insurance Co. Ltd., Class H	1,976,000	7,742,252
China Telecom Corp. Ltd., Class H	3,234,000	1,875,678
Haitong Securities Co. Ltd., Class H	860,400	2,147,458
Li Ning Co., Ltd. (a)(c)	3,023,000	1,470,758
Ping An Insurance Group Co. of China Ltd., Class H	667,500	6,758,800
Skyworth Digital Holdings Ltd.	1,579,911	854,982
Tencent Holdings Ltd.	393,700	5,696,414
WuXi PharmaTech Cayman, Inc. — ADR (a)	71,260	2,399,324
Zhuzhou CSR Times Electric Co. Ltd., Class H	489,500	2,856,335

		42,985,760
Hong Kong — 4.1%
AIA Group Ltd.	1,098,800	6,060,392
China Resources Land Ltd.	1,338,000	3,516,286
Techtronic Industries Co.	793,000	2,544,011

		12,120,689
India — 6.4%
Bharti Infratel, Ltd.	359,096	1,912,224
CESC Ltd.	278,845	2,951,524
Coal India Ltd.	340,739	2,064,177
Glenmark Pharmaceuticals Ltd.	189,607	2,308,384
IDFC Ltd.	721,205	1,837,685
Mahindra & Mahindra Ltd.	171,952	3,347,697
UPL Ltd.	824,840	4,511,741

		18,933,432
Indonesia — 1.4%
Bank Negara Indonesia (Persero) Tbk PT	6,237,418	3,056,299
Matahari Department Store Tbk PT	975,143	1,175,009

		4,231,308
Japan — 42.8%
The Dai-ichi Life Insurance Co. Ltd.	219,800	3,336,529
Denso Corp.	95,500	4,451,046
FANUC Corp.	8,800	1,450,946
FUJIFILM Holdings Corp.	148,000	4,516,003
Common Stocks	Shares	Value
Japan (concluded)
Hitachi Ltd.	816,000	$6,022,702
Honda Motor Co. Ltd.	217,200	6,372,273
Japan Tobacco, Inc.	93,300	2,567,874
JX Holdings, Inc.	687,100	2,673,922
The Kansai Electric Power Co. Inc. (a)	371,400	3,533,163
Kawasaki Heavy Industries Ltd.	680,000	3,092,328
Kawasaki Kisen Kaisha Ltd.	1,446,000	3,862,967
KDDI Corp.	69,700	4,378,836
Leopalace21 Corp. (a)	548,600	3,460,881
Mitsubishi Electric Corp.	447,000	5,309,488
Mitsubishi Estate Co. Ltd.	212,000	4,467,023
Mitsubishi UFJ Financial Group, Inc.	791,100	4,346,481
Mitsui & Co. Ltd.	165,400	2,215,224
MS&AD Insurance Group Holdings	128,800	3,052,329
NGK Insulators Ltd.	211,000	4,325,140
Nidec Corp.	27,100	1,750,271
Nippon Shokubai Co. Ltd.	135,000	1,768,499
Nippon Steel & Sumitomo Metal Corp.	1,633,000	4,050,871
NSK Ltd.	254,000	2,998,912
ORIX Corp.	412,600	5,191,659
Recruit Holdings Co. Ltd. (a)	55,453	1,592,572
Ryohin Keikaku Co. Ltd.	20,800	2,563,571
SCSK Corp.	89,500	2,241,940
Sekisui Chemical Co. Ltd.	182,000	2,189,637
Shionogi & Co. Ltd.	152,500	3,939,964
Sumitomo Mitsui Financial Group, Inc.	232,700	8,412,734
Takashimaya Co. Ltd.	246,000	1,964,233
Toshiba Corp.	551,000	2,323,731
Toyota Motor Corp.	169,500	10,562,790
West Holdings Corp.	167,800	1,397,934

		126,384,473
Philippines — 1.6%
Metro Pacific Investments Corp.	13,348,800	1,363,950
Vista Land & Lifescapes, Inc.	21,641,600	3,478,388

		4,842,338
South Korea — 8.4%
Hyundai Engineering & Construction Co. Ltd.	54,523	2,075,805
Hyundai Motor Co.	19,124	2,921,307
LG Household & Health Care Ltd.	4,451	2,522,834
POSCO	7,561	1,904,576
Samsung Electronics Co. Ltd.	5,780	6,948,970
SK Hynix, Inc. (a)	195,814	8,368,192

		24,741,684
Taiwan — 7.0%
Advanced Semiconductor Engineering, Inc.	5,112,000	6,071,150
Cathay Financial Holding Co. Ltd.	2,477,250	3,660,480
Hon Hai Precision Industry Co. Ltd.	2,084,240	5,755,655
Taiwan Semiconductor Manufacturing Co. Ltd.	1,173,000	5,167,618

		20,654,903
Total Common Stocks — 96.0%		283,679,976

Portfolio Abbreviations

ADR	American Depositary Receipts
USD	U.S. Dollar

See Notes to Financial Statements.

8	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Participation Notes		Shares		Value
China — 0.7%
Deutsche Bank AG London (Chongqing Changan Automobile Co. Ltd.), due 06/06/17		324,900		$860,430
JPMorgan Structured Products (Chongqing Changan Automobile Co. Ltd.), due 02/22/16		522,800		1,384,526

				2,244,956
South Korea — 2.5%
Citigroup Global Markets Holdings, Inc. (Shinhan Financial Group Co. Ltd.), due 1/15/2016		96,537		3,903,989
Deutsche Bank AG London (Hana Financial Group, Inc.), due 11/18/19		69,330		2,018,432
Deutsche Bank AG London (Samsung Electronics Co. Ltd.), due 1/24/17		1,118		1,349,758

				7,272,179
Total Participation Notes — 3.2%				9,517,135
Total Long-Term Investments (Cost — $258,754,475) — 99.2%				293,197,111
Short-Term Securities	Shares				Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (d)(e)			3,309,144		$3,309,144

			Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.20% (d)(e)(f)	USD		1,419		1,418,700
Total Short-Term Securities (Cost — $4,727,844) — 1.6%					4,727,844
Total Investments (Cost — $263,482,319) — 100.8%					297,924,955
Liabilities in Excess of Other Assets — (0.8)%					(2,273,150)

Net Assets — 100.0%					$295,651,805

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2013	Net Activity	Shares/Beneficial Interest Held at December 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,699,277	1,609,867	3,309,144	$1,453
BlackRock Liquidity Series, LLC, Money Market Series	$5,957,608	$(4,538,908)	$1,418,700	$71,166

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

As of December 31, 2014, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$28,785,389	—	$28,785,389
China	$6,518,542	36,467,218	—	42,985,760
Hong Kong	—	12,120,689	—	12,120,689
India	—	18,933,432	—	18,933,432
Indonesia	—	4,231,308	—	4,231,308
Japan	1,592,572	124,791,901	—	126,384,473
Philippines	—	4,842,338	—	4,842,338
South Korea	2,522,834	22,218,850	—	24,741,684
Taiwan	—	20,654,903	—	20,654,903
Participation Notes	—	9,517,135	—	9,517,135
Short-Term Securities:
Money Market Funds	3,309,144	1,418,700	—	4,727,844

Total	$13,943,092	$283,981,863	—	$297,924,955

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	—	$3,114	—	$3,114
Liabilities:
Collateral on securities loaned at value	—	(1,418,700)	—	(1,418,700)

Total	—	$(1,415,586)	—	$(1,415,586)

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1[1]	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2[1]
Assets:
Investments:
Common Stocks	$3,581,614	—	—	$(3,581,614)
[1] Systematic Fair Value Prices were not utilized at period end for these investments.

See Notes to Financial Statements.

10	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Participation Notes
Assets:
Opening Balance, as of December 31, 2013	$11,591,542
Transfers into Level 3	—
Transfers out of Level 3[1]	(10,192,489)
Accrued discounts/premiums	—
Net realized gain	7,153
Net change in unrealized appreciation/depreciation[2,3]	(16,312)
Purchases	—
Sales	(1,389,894)

Closing Balance, as of December 31, 2014	—

Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014[3]	—

[1]

As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $10,192,489 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations.

[3]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at December 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	11

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value — unaffiliated (including securities loaned of $1,348,642) (cost — $258,754,475)	$293,197,111
Investments at value — affiliated (cost — $4,727,844)	4,727,844
Investments sold receivable	282,281
Capital shares sold receivable	222,956
Dividends receivable	109,891
Securities lending income receivable — affiliated	4,596
Foreign currency at value (cost — $3,120)	3,114
Prepaid expenses	47,948

Total assets	298,595,741

Liabilities
Collateral on securities loaned at value	1,418,700
Capital shares redeemed payable	885,707
Deferred foreign capital gain tax payable	218,687
Investment advisory fees payable	152,682
Service and distribution fees payable	55,167
Officer’s and Directors’ fees payable	3,003
Other affiliates payable	1,702
Other accrued expenses payable	208,288

Total liabilities	2,943,936

Net Assets	$295,651,805

Net Assets Consist of
Paid-in capital	$260,055,244
Distributions in excess of net investment income	(1,073,524)
Accumulated net realized gain	2,449,593
Net unrealized appreciation/depreciation	34,220,492

Net Assets	$295,651,805

Net Asset Value
Institutional — Based on net assets of $134,697,412 and 7,860,280 shares outstanding, 100 million shares authorized, $0.10 par value	$17.14

Investor A — Based on net assets of $126,560,005 and 7,460,246 shares outstanding, 100 million shares authorized, $0.10 par value	$16.96

Investor B — Based on net assets of $856,631 and 59,437 shares outstanding, 200 million shares authorized, $0.10 par value	$14.41

Investor C — Based on net assets of $29,102,265 and 2,286,950 shares outstanding, 100 million shares authorized, $0.10 par value	$12.73

Class R — Based on net assets of $4,435,492 and 317,388 shares outstanding, 200 million shares authorized, $0.10 par value	$13.97

See Notes to Financial Statements.

12	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Statement of Operations

Year Ended December 31, 2014

Investment Income
Dividends — unaffiliated	$7,409,767
Securities lending — affiliated — net	71,166
Dividends — affiliated	1,453
Interest	525
Foreign taxes withheld	(624,037)

Total income	6,858,874

Expenses
Investment advisory	1,967,898
Service — Investor A	349,969
Service and distribution — Investor B	12,500
Service and distribution — Investor C	346,525
Service and distribution — Class R	25,591
Transfer agent — Institutional	208,263
Transfer agent — Investor A	178,457
Transfer agent — Investor B	4,159
Transfer agent — Investor C	53,252
Transfer agent — Class R	16,840
Custodian	135,358
Professional	109,174
Accounting services	93,967
Registration	77,698
Printing	33,760
Officer and Directors	12,627
Miscellaneous	36,546

Total expenses	3,662,584
Less fees waived by Manager	(1,884)

Total expenses after fees waived	3,660,700

Net investment income	3,198,174

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments (including $180,754 foreign capital gain tax)	25,211,948
Foreign currency transactions	(283,068)

24,928,880

Net change in unrealized appreciation/depreciation on:
Investments (including $218,687 foreign capital gain tax)	(34,485,496)
Foreign currency translations	(3,691)

(34,489,187)

Net realized and unrealized loss	(9,560,307)

Net Decrease in Net Assets Resulting from Operations	$(6,362,133)

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	13

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$3,198,174	$3,278,557
Net realized gain	24,928,880	38,607,130
Net change in unrealized appreciation/depreciation	(34,489,187)	20,112,481

Net increase (decrease) in net assets resulting from operations	(6,362,133)	61,998,168

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,583,964)	(2,253,841)
Investor A	(1,168,840)	(1,953,518)
Investor B	(8,115)	(15,815)
Investor C	(279,390)	(370,340)
Class R	(37,341)	(61,117)
Net realized gain:
Institutional	(10,733,900)	(14,880,920)
Investor A	(10,089,684)	(14,933,081)
Investor B	(79,535)	(271,500)
Investor C	(2,988,573)	(4,777,944)
Class R	(418,634)	(645,786)

Decrease in net assets resulting from distributions to shareholders	(27,387,976)	(40,163,862)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(22,331,231)	29,076,924

Net Assets
Total increase (decrease) in net assets	(56,081,340)	50,911,230
Beginning of year	351,733,145	300,821,915

End of year	$295,651,805	$351,733,145

Distributions in excess of net investment income, end of year	$(1,073,524)	$(1,110,877)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Financial Highlights

	Institutional
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$19.08	$17.75	$14.64	$19.73	$19.43

Net investment income[1]	0.22	0.24	0.25	0.28	0.36
Net realized and unrealized gain (loss)	(0.53)	3.44	3.34	(4.31)[2]	2.52 [2]

Net increase (decrease) from investment operations	(0.31)	3.68	3.59	(4.03)	2.88

Distributions from[3]:
Net investment income	(0.21)	(0.31)	(0.41)	(0.15)	(0.26)
Net realized gain	(1.42)	(2.04)	(0.07)	(0.91)	(2.32)

Total distributions	(1.63)	(2.35)	(0.48)	(1.06)	(2.58)

Net asset value, end of year	$17.14	$19.08	$17.75	$14.64	$19.73

Total Return[4]
Based on net asset value	(1.68)%	21.22%	24.80%	(20.96)%	15.92%

Ratios to Average Net Assets
Total expenses	0.89%	0.90%	0.95%	0.92%	0.91%

Total expenses after fees waived	0.89%	0.90%	0.95%	0.92%	0.91%

Net investment income	1.19%	1.21%	1.57%	1.60%	1.89%

Supplemental Data
Net assets, end of year (000)	$134,697	$153,944	$123,546	$162,425	$161,431

Portfolio turnover rate	50%	121%	114%	149%	124%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	15

Financial Highlights (continued)

	Investor A
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$18.90	$17.60	$14.52	$19.56	$19.29

Net investment income[1]	0.18	0.19	0.22	0.23	0.32
Net realized and unrealized gain (loss)	(0.54)	3.41	3.31	(4.27)[2]	2.48 [2]

Net increase (decrease) from investment operations	(0.36)	3.60	3.53	(4.04)	2.80

Distributions from[3]:
Net investment income	(0.16)	(0.26)	(0.38)	(0.09)	(0.21)
Net realized gain	(1.42)	(2.04)	(0.07)	(0.91)	(2.32)

Total distributions	(1.58)	(2.30)	(0.45)	(1.00)	(2.53)

Net asset value, end of year	$16.96	$18.90	$17.60	$14.52	$19.56

Total Return[4]
Based on net asset value	(1.95)%	20.94%	24.56%	(21.17)%	15.63%

Ratios to Average Net Assets
Total expenses	1.13%	1.13%	1.18%	1.17%	1.16%

Total expenses after fees waived	1.13%	1.13%	1.17%	1.17%	1.16%

Net investment income	0.96%	1.00%	1.36%	1.31%	1.68%

Supplemental Data
Net assets, end of year (000)	$126,560	$151,723	$136,146	$131,285	$200,191

Portfolio turnover rate	50%	121%	114%	149%	124%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

16	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Financial Highlights (continued)

	Investor B
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$16.24	$15.38	$12.73	$17.34	$17.36

Net investment income (loss)[1]	(0.01)	0.03	0.07	0.07	0.14
Net realized and unrealized gain (loss)	(0.44)	2.95	2.89	(3.75)[2]	2.20 [2]

Net increase (decrease) from investment operations	(0.45)	2.98	2.96	(3.68)	2.34

Distributions from[3]:
Net investment income	(0.11)	(0.09)	(0.24)	(0.02)	(0.06)
Net realized gain	(1.27)	(2.03)	(0.07)	(0.91)	(2.30)

Total distributions	(1.38)	(2.12)	(0.31)	(0.93)	(2.36)

Net asset value, end of year	$14.41	$16.24	$15.38	$12.73	$17.34

Total Return[4]
Based on net asset value	(2.83)%	19.89%	23.46%	(21.81)%	14.68%

Ratios to Average Net Assets
Total expenses	2.08%	1.96%	2.06%	2.02%	1.98%

Total expenses after fees waived	2.08%	1.96%	2.06%	2.02%	1.98%

Net investment income (loss)	(0.04)%	0.19%	0.47%	0.46%	0.85%

Supplemental Data
Net assets, end of year (000)	$857	$2,088	$3,097	$3,925	$8,492

Portfolio turnover rate	50%	121%	114%	149%	124%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	17

Financial Highlights (continued)

	Investor C
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$14.57	$14.04	$11.66	$15.97	$16.20

Net investment income[1]	0.03	0.03	0.07	0.08	0.14
Net realized and unrealized gain (loss)	(0.40)	2.70	2.65	(3.46)[2]	2.04 [2]

Net increase (decrease) from investment operations	(0.37)	2.73	2.72	(3.38)	2.18

Distributions from[3]:
Net investment income	(0.11)	(0.16)	(0.27)	(0.02)	(0.09)
Net realized gain	(1.36)	(2.04)	(0.07)	(0.91)	(2.32)

Total distributions	(1.47)	(2.20)	(0.34)	(0.93)	(2.41)

Net asset value, end of year	$12.73	$14.57	$14.04	$11.66	$15.97

Total Return[4]
Based on net asset value	(2.61)%	19.96%	23.62%	(21.81)%	14.72%

Ratios to Average Net Assets
Total expenses	1.91%	1.91%	1.96%	1.96%	1.93%

Total expenses after fees waived	1.91%	1.91%	1.96%	1.96%	1.93%

Net investment income	0.20%	0.22%	0.58%	0.52%	0.90%

Supplemental Data
Net assets, end of year (000)	$29,102	$38,354	$33,272	$35,599	$62,452

Portfolio turnover rate	50%	121%	114%	149%	124%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

18	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Financial Highlights (concluded)

	Class R
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$15.85	$15.09	$12.51	$17.01	$17.11

Net investment income[1]	0.08	0.09	0.11	0.11	0.19
Net realized and unrealized gain (loss)	(0.45)	2.90	2.84	(3.68)[2]	2.17 [2]

Net increase (decrease) from investment operations	(0.37)	2.99	2.95	(3.57)	2.36

Distributions from[3]:
Net investment income	(0.11)	(0.19)	(0.30)	(0.02)	(0.14)
Net realized gain	(1.40)	(2.04)	(0.07)	(0.91)	(2.32)

Total distributions	(1.51)	(2.23)	(0.37)	(0.93)	(2.46)

Net asset value, end of year	$13.97	$15.85	$15.09	$12.51	$17.01

Total Return[4]
Based on net asset value	(2.39)%	20.35%	23.88%	(21.58)%	14.97%

Ratios to Average Net Assets
Total expenses	1.58%	1.61%	1.73%	1.74%	1.71%

Total expenses after fees waived	1.58%	1.60%	1.73%	1.74%	1.71%

Net investment income	0.51%	0.54%	0.84%	0.74%	1.11%

Supplemental Data
Net assets, end of year (000)	$4,435	$5,624	$4,761	$4,559	$6,305

Portfolio turnover rate	50%	121%	114%	149%	124%

[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.005 per share.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	19

Notes to Financial Statements

1. Organization:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bear certain expenses and conversion as outlined below. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Name	Initial Sales Charge	CDSC	Conversion
Institutional Shares	No	No	None
Investor A Shares	Yes	Yes	None
Investor B Shares	No	Yes	To Investor A Shares after 8 years
Investor C Shares	No	Yes	None
Investor R Shares	No	Yes	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Investments in open-ended registered investment companies are valued at NAV each business day.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying funds’ net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

20	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	21

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of December 31, 2014, any securities

22	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

As of December 31, 2014, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$132,334	$(132,334)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,216,308	(1,216,308)	—

Total	$1,348,642	$(1,348,642)	—

[1]

Collateral with a value of $1,418,700 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
Net Realized Gain (Loss) From

Equity contracts:
Options[1]	$(920,806)
Foreign currency exchange contracts:
Foreign currency transactions	2,771

Total	$(918,035)

[1]	Options purchased are included in the net realized gain (loss) from investments.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	23

Notes to Financial Statements (continued)

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average U.S. dollar amounts purchased	$820,556	[1]
Average U.S. dollar amounts sold	$695,076	[2]
Options:
Average notional market value of option contracts purchased	$116,491

[1]	Average amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.
[2]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange traded options purchased, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the short fall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark- to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from the counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

24	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”)

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of the Fund’s average daily net assets at the following annual rates:

First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount shown as fees waived by Manager in the Statement of Operations.

Prior to July 1, 2014, BIM and BlackRock (Hong Kong) Limited, both affiliates of the Manager, served as sub-advisors to the Fund pursuant to sub-advisory agreements with the Manager and received for their services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid the Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to the Fund, expired.

For the year ended December 31, 2014, the Fund reimbursed the Manager $1,720 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive asset based fees or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2014, the Fund paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Institutional	$10

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	25

Notes to Financial Statements (continued)

For the year ended December 31, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$8,478
Investor A	$4,148
Investor B	$126
Investor C	$518
Class R	$124

For the year ended December 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $3,891.

For the year ended December 31, 2014, affiliates received CDSCs as follows:

Investor A	$3,272
Investor B	$198
Investor C	$12,280

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to the securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2014, the Fund paid to BIM $17,165 for securities lending agent services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2014, were $162,910,320 and $207,429,644 respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

26	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to foreign currency transactions, and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Distributions in excess of net investment income	$(83,171)
Accumulated net unrealized gain	$83,171

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$7,915,061	$24,680,574
Long-term capital gains	19,472,915	15,483,288

Total	$27,387,976	$40,163,862

As of December 31, 2014, the tax components of accumulated net earnings were as follows:

Undistributed net investment income	$873,910
Undistributed long-term capital gains	3,147,209
Net unrealized gains[1]	31,702,120
Qualified late-year losses[2]	(126,678)

Total	$35,596,561

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$266,001,997

Gross unrealized appreciation	$47,002,992
Gross unrealized depreciation	(15,080,034)

Net unrealized appreciation	$31,922,958

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which, the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	27

Notes to Financial Statements (continued)

to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

As of December 31, 2014, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Insurance	13%
Banks	11
Semiconductors & Semiconductor Equipment	9
Electrical Equipment	9
Automobiles	8
Real Estate Management & Development	7
Other[1]	43

[1]	All other industries held were each less than 5% of long-term investments.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	903,225	$16,716,057	1,334,534	$26,715,982
Shares issued in reinvestment of dividends and distributions	623,279	10,894,790	815,455	15,098,977
Shares redeemed	(1,735,650)	(32,157,929)	(1,040,961)	(20,414,106)

Net increase (decrease)	(209,146)	$(4,547,082)	1,109,028	$21,400,853

Investor A
Shares sold and automatic conversion of shares	642,707	$11,721,431	1,350,394	$25,956,201
Shares issued in reinvestment of dividends and distributions	562,571	9,743,135	788,984	14,477,232
Shares redeemed	(1,773,619)	(32,440,451)	(1,846,299)	(35,751,436)

Net increase (decrease)	(568,341)	$(10,975,885)	293,079	$4,681,997

Investor B
Shares sold	2,923	$45,080	5,694	$96,709
Shares issued in reinvestment of dividends and distributions	5,726	84,762	17,211	271,965
Shares redeemed and automatic conversion of shares	(77,751)	(1,216,088)	(95,744)	(1,607,267)

Net decrease	(69,102)	$(1,086,246)	(72,839)	$(1,238,593)

28	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Investor C
Shares sold	249,615	$3,500,280	474,229	$7,277,816
Shares issued in reinvestment of dividends and distributions	234,334	3,066,509	337,502	4,783,902
Shares redeemed	(828,565)	(11,700,456)	(549,691)	(8,417,789)

Net increase (decrease)	(344,616)	$(5,133,667)	262,040	$3,643,929

Class R
Shares sold	126,551	$1,952,472	170,824	$2,814,667
Shares issued in reinvestment of dividends and distributions	31,822	455,974	45,892	706,900
Shares redeemed	(195,794)	(2,996,797)	(177,420)	(2,932,829)

Net increase (decrease)	(37,421)	$(588,351)	39,296	$588,738

Total Net Increase (Decrease)	(1,228,626)	$(22,331,231)	1,630,604	$29,076,924

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Pacific Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Pacific Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2015

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2014.

		Qualified Dividend Income for Individuals[1,2]	Foreign Source Income[2]	Foreign Taxes Paid Per[3]
Payable Date	7/18/14	21.85%	42.38%	$0.002657
	12/11/14	86.20%	42.38%	$0.028090

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $0.156447 and $0.975699 per share to shareholders of record on July 16, 2014 and December 9, 2014, respectively.

30	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 1940	Co-Chairman of the Board and Director	Since 2000	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Director	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Director	Since 2000	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007

Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	31

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Toby Rosenblatt 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Kenneth L. Urish 1951	Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None

[1]    The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

[2]    Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Directors[3]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 Funds 329 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	141 RICs consisting of 329 Portfolios	None

[3]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

32	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Officers and Directors (concluded)

Name, Address and Year of Birth[1]	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012

Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Fund and Jennifer McGovern became a Vice President of the Fund.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Directors of the Fund and Ronald W. Forbes resigned as a Director of the Fund and Co-Chair of the Board. Effective January 1, 2015, Collette Chilton, Barbara G. Novick and Mark Stalnecker were appointed to serve as Directors of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock (Hong Kong) Limited Hong Kong, China	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	33

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

34	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2014	35

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PAC-12/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Pacific Fund, Inc.	$41,120	$37,563	$0	$0	$13,850	$16,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

2

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Pacific Fund, Inc.	$13,850	$16,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

3

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Pacific Fund, Inc.

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Pacific Fund, Inc.

Date: February 27, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Pacific Fund, Inc.

Date: February 27, 2015

5